                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934





Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                      WHITE ELECTRONIC DESIGNS CORPORATION
                (Name of Registrant as Specified In Its Charter)




Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.
[ ]  Fee paid previously with preliminary materials:


[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                           3601 EAST UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         To be held on February 11, 2000


To the Shareholders of White Electronic Designs Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of White Electronic Designs Corporation, an Indiana corporation ("Corporation"), will be held at the headquarters' of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 11, 2000, at 11:00 A.M., Mountain Standard time, for the following purposes:


         1.  To elect six directors of the Corporation;

         2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Corporation and its subsidiary for the fiscal year ending September 30, 2000; and

         3. To transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on December 29, 1999, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting.


                                 By order of the Board of Directors,






                             /s/ WILLIAM J. RODES
                                 Secretary


Phoenix, Arizona
January 11, 2000


YOU ARE URGED TO SPECIFY YOUR CHOICES, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                      WHITE ELECTRONIC DESIGNS CORPORATION
                            3601 E. UNIVERSITY DRIVE
                             PHOENIX, ARIZONA 85034

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 11, 2000

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of White Electronic Designs Corporation, an Indiana corporation ("the Corporation"), to be used at the Annual Meeting of Shareholders of the Corporation, to be held at the offices of White Electronic Designs Corporation, 3601 East University Drive, Phoenix, Arizona 85034, on February 11, 2000, at 11:00 A.M., Mountain Standard time, and at any adjournments thereof, pursuant to the accompanying Notice of Meeting.

VOTING

You are requested to complete, date and sign the accompanying proxy and return it promptly to the Corporation in the enclosed envelope. The proxy may be revoked at any time before it is voted by written notice to the Corporation prior to the start of the meeting, and any shareholder attending the meeting may vote in person whether or not they have previously submitted a proxy. Where no instructions are indicated, proxies will be voted in accordance with the recommendations of the Board as specified in this Proxy Statement. The holders of a majority of the outstanding shares of the Corporation's Common Stock, without par value (stated value $.10 per share) ("Common Stock"), and the Corporation's $3.00 Senior Voting Cumulative Preferred Stock, par value $1.00 per share ("$3.00 Preferred Stock"), present in person or by proxy, is required for a quorum at the meeting.

The Board has fixed the close of business on December 29, 1999, as the record date for the determination of shareholders that are entitled to notice of and to vote at the meeting. The transfer books of the Corporation will not be closed. On the record date, there were 15,991,303 outstanding shares of Common Stock and 118,606 shares of $3.00 Preferred Stock, the holders of all of which are entitled to one vote per share.

This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy are being first mailed to the Corporation's shareholders on or about January 11, 2000.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of December 29, 1999, the names of all persons known by the Corporation to be the beneficial owners of more than five percent of the Corporation's Common Stock.

                                                                 Number of Shares of      Percent
             Name and Address of Beneficial Owner                   Common Stock*         of Class
             ----------------------------------------------------------------------------------------
             New York Life Insurance Company                        2,272,126              14.21%
                  51 Madison Avenue
                  New York, NY 10010
             Technology Funding Partners III, L.P.                    822,983 (1)           5.15%
                  2000 Alameda de las Pulgas
                  San Mateo, CA 94403
             Edward A. White                                        1,491,866 (2)           9.33%
                  5780 Echo Canyon Circle
                  Phoenix, AZ 85018

*There are no holders of 5% or more of the Corporation's $3.00 Preferred Stock and none of the persons included in this table beneficially own any shares of the $3.00 Preferred Stock.

(1) TFI and Technology Funding Ltd. ("TFL") are the managing general partners of TFP. The following individuals are executive officers of TFI and/or general partners of TFL, and as such may be deemed to be beneficial owners of the shares of Common Stock held by TFP described in the table: Charles R.

         Kokesh, Peter F. Bernardoni and Gregory T. George.

(2) Includes options to purchase 6,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Directors. Mr. White has advised the Corporation that 1,485,866 shares of Common Stock beneficially owned by him have been transferred to the Edward A. White Family Limited Partnership, of which Mr. White is the sole general partner and of which he and his wife are sole limited partners.

                              ELECTION OF DIRECTORS

Six directors of the Corporation are to be elected to the Board at the meeting. Each such director will be elected to serve in accordance with the By-Laws of the Corporation until the next annual meeting of shareholders and until his successor is duly elected and qualified. Directors are elected by a plurality of the votes cast, meaning that the six persons who receive the largest number of the votes cast for the election of directors (counting both the Common Stock and the $3.00 Preferred Stock) shall be elected directors, assuming there is a quorum present. The aggregate number of votes entitled to be cast by all shareholders present in person or represented by proxy at the meeting, whether those shareholders vote "for", "against" or abstain from voting, will be counted for purposes of determining the number of shares present to establish a quorum. Abstentions and broker non-votes will result in the nominees receiving fewer votes, but will not reduce the votes otherwise received by such nominees.

NOMINEES

It is the intention of the individuals named in the enclosed form of proxy to vote such proxy for election as directors the following persons: Norman T. Hall, Donald F. McGuinness, Thomas M. Reahard, Hamid R. Shokrgozar, Thomas J. Toy and Edward A. White. Each of Messrs. Hall, McGuinness, Reahard, Shokrgozar, Toy and White have been previously elected to the Board by the shareholders. The Board has no reason to believe that any of the nominees will not be available for election as a director. However, should any of them become unwilling or unable to accept election, it is intended that the individuals named in the enclosed proxy may vote for the election of such other person or persons as the Board may recommend.

Set forth below is certain information concerning the nominees for election to the Board.

NAME AND AGE                                       BIOGRAPHICAL INFORMATION
------------                                       ------------------------
NORMAN T. HALL           Current Director and nominee for reelection.  Dr. Hall is a partner in
(45)                     Alliant Partners (formerly Bently Hall Von Gehr International).  Prior to joining Alliant Partners, he worked for Berkeley International Capital
                         Corporation and Intel Corporation.  Dr. Hall was previously on the EDI
                         Board and is currently on the board of directors of Atmel Corporation.  Dr.
                         Hall received his J.D. and M.B.A. from Golden Gate University, Ph.D. and
                         M.S. from the University of Hawaii, and S.Sc. from the University of
                         Alberta.  He is a member of the State Bar of California.  Dr. Hall has served as a Director of the Corporation since October 31, 1998.

DONALD F. MCGUINNESS     Current Director and nominee for reelection.  Elected Chairman of the Board
(66)                     February 11, 1999.  Prior to the merger he was Chairman, President and CEO of Electronic Designs, Inc.  Mr. McGuinness also serves on the board of directors of Cabletron Systems, Inc., and Ibis/Technology Corporation.  He
                         has served as a Director of the Corporation since October 31, 1998.

THOMAS M. REAHARD        Current Director and nominee for reelection.  Chairman and CEO of Symmetry
(47)                     Software Corporation established in 1984, a computer software development company.  Mr. Reahard has served as a Director of the Corporation since
                         November 1995.

NAME AND AGE                                       BIOGRAPHICAL INFORMATION
------------                                       ------------------------
HAMID R. SHOKRGOZAR      Current Director and nominee for reelection.  President, Chief Executive
(39)                     Officer and Director of the Corporation.  Appointed President and CEO of
                         Bowmar Instrument Corporation on January 3, 1998 and Director of the
                         Corporation in February 1998.  From 1993-1998 served as President of White
                         Microelectronics, the largest division of Bowmar Instrument Corporation.
                         Served as Vice President Engineering and Technology from 1988 to 1993.  Mr.
                         Shokrgozar is the new Chairman of the American Electronic Association (AEA)
                         Arizona Council for the fiscal year 2000.  Mr. Shokrgozar holds a U.S.
                         Patent for the invention of "Stacked Silicon Die Carrier Assembly."

THOMAS J. TOY            Current Director and nominee for reelection.  Thomas J. Toy is Managing
(43)                     Director of PacRim Venture Partners, a professional venture capital firm he co-founded in 1999.  PacRim Venture Partners specializes in information technology investments.  Previously he was at Technology Funding, a professional venture capital firm, from 1987 to 1999.  While at Technology
                         Funding, Mr. Toy was a Partner, Managing Director of Corporate Finance and
                         Chairperson of the firm's investment committee. Prior to Technology
                         Funding.  Mr. Toy is also a director of UTStarcom and KOR Electronics.  Mr.
                         Toy holds B.A. and M.M. degrees from Northwestern University.  Mr. Toy has served on the Board since October 31, 1998.

EDWARD A. WHITE          Current Director and nominee for reelection.  Mr. White is Vice Chairman of
(71)                     the Board of Directors of the Corporation and previously served as Chairman of the Board from 1983 to 1998.  Mr. White founded the company in 1951 and has served as President and Chief Executive Officer.  He has served as a
                         Director of the Corporation since 1951.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL OF THE ABOVE-NAMED NOMINEES AS DIRECTORS OF THE CORPORATION.

MEETINGS AND COMMITTEES OF THE BOARD

The Board met six times during fiscal 1999. Each current director of the Corporation attended at least 75 percent of the aggregate of the total number of meetings during fiscal 1999. During fiscal 1999, the Board had an Audit Committee that recommended engagement of independent auditors, reviewed the arrangement and scope of the audit, and considered comments made by the independent auditors and during fiscal 1999, the Audit Committee consisted of Thomas M. Reahard (chairman) and Mr. Thomas J. Toy and met five times.

During fiscal 1999 the Board had a Compensation Committee, which administered the Corporation's compensation and stock option plans. During fiscal 1999 the Compensation Committee consisted of Norm T. Hall (Chairman) and Thomas M. Reahard and met one time.

DIRECTOR COMPENSATION

Each of the directors of the Corporation, who were not also officers of the Corporation, were paid $3,000 per quarter for fiscal year 1999 plus $500 for each Board and Committee meeting attended and related expenses. As Chairman, Mr. McGuinness received $15,000 per quarter and as Vice Chairman, Mr. White received $12,000 per quarter. In addition, under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors, upon each reelection, each of the outside directors are granted options to acquire an additional 4,000 shares of Common Stock at a price equal to 100% of the fair market value of the Common Stock as of the close of business on the day immediately prior to reelection. Under the Plan each award vests as to 2,000 shares six months following the date of grant and, as to the balance, one year after such date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors and officers, and persons who own more than ten percent of a registered class of the Corporation's equity securities, to file with the Securities and Exchange Commission and the American Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of any equity securities of the Corporation.

To the Corporation's knowledge (based solely on review of the copies of such reports furnished to the Corporation), all officers, directors and beneficial owners of greater than ten percent of the Corporation's equity securities made all required filings under Section 16(a), except William J. Rodes whose Form 3 filing was not made timely.

EXECUTIVE COMPENSATION

The following table sets forth the annual and long-term compensation for services rendered in all capacities to the Corporation during the 1999, 1998 and 1997 fiscal years of those persons who were (i) the chief executive officer during fiscal 1999 and (ii) the other most highly compensated executive officers during fiscal 1999 whose salary and bonus exceeded $100,000 (hereinafter the "Named Executive Officers").


=============================================================================================================================
                                            SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      Long Term
                                                                                    Compensation
                                              Annual Compensation                      Awards
-----------------------------------------------------------------------------------------------------------------------------
 Name and Principal                                                   Bonus           Options (#)           All Other
      Position                         Year      Salary ($)          ($)(b)                             Compensations(a)
-----------------------------------------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR                    1999       200,000           50,000            150,000               11,620
 President, Chief                      1998       180,000            4,500                  0                3,666
 Executive Officer                     1997       140,000           91,000             32,500                2,730
-----------------------------------------------------------------------------------------------------------------------------
JOSEPH G. WARREN, JR.*                 1999       150,000                0             65,000                5,715
 Vice President, Chief                 1998       140,004            3,500                  0                3,318
 Financial Officer                     1997       129,966           35,163             35,000                4,804
-----------------------------------------------------------------------------------------------------------------------------

*Resigned July 27, 1999

(a) All Other Compensation includes contributions by the Corporation to its 401(k) Plan, and payments for officer's life insurance.

(b) Bonuses were paid in accordance with the policy established by the Board and the Compensation Committee. See "Report of the Board and the Compensation Committee" elsewhere in this Proxy Statement.

EMPLOYMENT AGREEMENTS

The Corporation has entered into employment agreements with certain of its officers including Mr. Shokrgozar, who is employed as the President and Chief Executive Officer of the corporation, and Mr. Warren, who was employed as the Vice President Finance, Chief Financial Officer, Secretary and Treasurer.

Mr. Shokrgozar's agreement provides a term ending September 30, 2001 and renewing automatically for subsequent two-year terms unless 30 days prior to a renewal date either the Corporation or Mr. Shokrgozar notifies the other of its intention not to renew. The agreement provides for an annual base salary of $200,000 and participation by Mr. Shokrgozar in the fringe benefit programs of the Corporation generally available to its senior executives. In the event of a termination for cause, the Corporation is required to pay Mr. Shokrgozar only those amounts earned by or accrued for his benefit under the Corporation's plans to the date of termination. In the event of a termination without cause, the Corporation is required to pay to Mr. Shokrgozar a lump sum severance payment equal to the greater of (i) one year's base salary and incentive compensation, or (ii) his base salary for the remainder of the term of the agreement as of the date of such termination. The agreement also provides in such circumstance for the continuation of his benefits for a period of at least twelve months, provision of executive-level outplacement services and the immediate vesting of his options, then exercisable for a period of twelve months after termination. In the event the Corporation elects not to renew the agreement, the Corporation is required to pay Mr. Shokrgozar a lump sum equal to his annual compensation as well as other benefits as defined above. Mr. Shokrgozar's agreement includes special provisions in the event of a "Change in Control" (as defined in the agreement). Specifically, Mr. Shokrgozar's employment term would automatically extend for a period of 18 months and during that term Mr. Shokrgozar could terminate if his duties were materially changed, his annual compensation was decreased, he was required to relocate or the Corporation's successor failed to assume the Corporation's obligations under the agreement. In the event of such a termination, Mr. Shokrgozar is entitled to a lump sum severance payment equal to 1.5 times his then current base salary and incentive compensation as well as the continuing benefits provided in the event of a termination without cause by the Corporation.

The agreement with Mr. Warren was for a one year term and renewed automatically unless terminated by Mr. Warren or the Corporation on 30 days prior notice of an intention not to review, or otherwise in accordance with the agreement. The agreement provided for an annual base salary of $150,000 and provided that Mr. Warren would have been entitled to participate in the Corporation's incentive (bonus) compensation programs, stock option plan and fringe benefit programs generally available to senior executives of the Corporation. In the event of termination of Mr. Warren by the Corporation for cause, Mr. Warren would have been entitled to receive only that compensation earned through the date of the termination. In the event of a termination by the Corporation without cause, Mr. Warren would have been entitled to a lump sum severance payment equal to Mr. Warren's total base salary and incentive compensation paid for the calendar year immediately preceding the termination, continuing benefit contributions (or the cash equivalent) for twelve months, executive-level out placement services, and the immediate vesting of all then unvested stock options and a twelve month exercise period. The agreement provided that in the event of a Change in Control (as defined in the agreement), if Mr. Warren was terminated or his duties were materially changed, Mr. Warren was to relocate or successor corporation fails to assume the Corporation's obligations under the agreement, Mr. Warren would have received termination benefits equal to those if Mr. Warren is terminated without cause. Finally, in the event the Corporation gave notice of its intention not to renew the agreement at the end of its term, Mr. Warren would have been entitled to a lump sum severance payment equal to Mr. Warren's total base salary and incentive compensation paid for the calendar year immediately preceding the termination, continuing benefit contributions (or the cash equivalent) for twelve months, executive-level out placement services, and the immediate vesting of all then unvested stock options and a twelve month exercise period. The agreement with Mr. Warren terminated upon his resignation, July 27, 1999. No payments were made under the agreement.

OPTION GRANTS IN 1999

During fiscal 1999, there were no additional options granted to the Named Executive Officers by the Compensation Committee and Board of Directors.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

The following table sets forth certain information with respect to the options to purchase the Corporation's Common Stock which are held by the Named Executive
Officers:

===============================================================================================================================
                                                      AGGREGATED FISCAL YEAR-END OPTION VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                 Shares
                                Acquired                          Number of Unexercised             Value of Unexercised
                               on Exercise  Value Realized      Options at Fiscal Year-End     In-the-Money-Options at Fiscal
                                                                                                          Year-End
-------------------------------------------------------------------------------------------------------------------------------
Name                                                            Exercisable/Unexercisable         Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------------------
HAMID R. SHOKRGOZAR                    0        N/A                  129,625/145,375                   $91,577/$294,305
JOSEPH G. WARREN, JR.             48,750      $12,914                     0 / 0                              0 / 0
===============================================================================================================================

REPORT OF THE COMPENSATION COMMITTEE

The Board and the Compensation Committee of the Board ("Committee"), establishes the compensation program and policy for, and determines the compensation of, the Named Executive Officers. The current program consists of the following key elements: annual payments of salary and bonuses and periodic grants of stock options. Each element has a different purpose. Salary and bonus payments are principally designed to reward current and past performance. Stock options are primarily designed to provide incentives for superior long-term future performance and may be forfeited if the Named Executive Officer leaves the Corporation before the relevant vesting period.

The Compensation Committee is responsible for determining the timing and number, if any, of stock options to be granted to the Named Executive Officers. Such options are granted based upon the guidelines established in the Corporation's Management Compensation Policy approved by the Board of Directors during fiscal 1997.

In determining the amount and form of executive compensation to be paid or awarded in fiscal 1999, the Board and the Committee considered overall performance rather than a formula based on any particular performance measure. The Board and the Committee applied this subjective standard in determining the Chief Executive Officer's compensation (Mr. Shokrgozar not participating as to his own compensation). The Board and the Committee reviewed and accepted Mr. Shokrgozar's recommendations regarding the compensation of the other executive officer(s).

The committee retained, without change for fiscal 1999, other elements of executive compensation for the Named Executive Officers. These included health, life and disability insurance, an automobile allowance and supplemental medical expense coverage.

Compensation Committee:    Norm T. Hall (Chairman) and Thomas M. Reahard.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Shokrgozar is President and Chief Executive Officer of the Corporation. The other members of the Board are not employees of the Corporation.

COMMON STOCK PERFORMANCE

The line graph which follows compares five years of yearly percentage changes in the cumulative total shareholder return on the Common Stock against the cumulative total return on the AMEX Market Value Index and the AMEX High Technology Index.


                               [GRAPHIC OMITTED]


                                                            CUMULATIVE TOTAL RETURN
                                                 -----------------------------------------------
                                                  9/94    9/95     9/96     9/97    9/98   9/99
WHITE ELECTRONIC DESIGNS CORPORATION               100      80       49       76      33    118
AMEX MARKET VALUE                                  100     119      125      157     152    182
S & P TECHNOLOGY SECTOR                            100     158      194      315     286    623



     * $100 INVESTED ON 9/30/94 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING SEPTEMBER 30.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Board, upon recommendation of its Audit Committee, none of whose members is an employee of the Corporation, intends to reappoint the firm of PricewaterhouseCoopers LLP, independent accountants, to be auditors of the Corporation and its subsidiary for the fiscal year ending September 30, 2000. PricewaterhouseCoopers LLP served as auditors of the Corporation and its subsidiary for the fiscal year ended October 2, 1999. Although it is not required to do so, the Board of Directors is submitting the appointment of PricewaterhouseCoopers LLP for ratification by shareholders in order to ascertain the views of the shareholders. If such appointment is not ratified, the Board will consider, but not necessarily select other auditors.

Representatives of PricewaterhouseCoopers LLP will be present at the shareholders' meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions. The Corporation has been advised by PricewaterhouseCoopers LLP that no member of that firm has any financial interest, either direct or indirect, in the Corporation or its subsidiary, and it has had no connection with the Corporation or its subsidiary in any capacity other than that of independent public accountants.

During the year ended October 2, 1999, PricewaterhouseCoopers LLP rendered to the Corporation, in addition to audit services, certain non-audit professional services. The audit services rendered included the audit of the annual financial statements, pre-issuance reviews of quarterly financial results, and the audit of the 401(k) and pension plans. Non-audit services involved tax assistance.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE RETENTION OF PRICEWATERHOUSECOOPERS LLP AS THE CORPORATION'S INDEPENDENT ACCOUNTANTS.

SECURITY OWNERSHIP BY MANAGEMENT

The following table sets forth the beneficial ownership of the Corporation's Common Stock as to (i) each of the Corporation's current directors; (ii) each of the Corporation's Named Executive Officers; and (iii) all directors and executive officers of the Corporation as a group. All such information reflects beneficial ownership as of December 29, 1999, as known by the Corporation.

                                                      Number of Shares
                      Name                           Beneficially Owned(1)            Percent of Class(2)
       -----------------------------------------------------------------------------------------------------
       Norman T. Hall                                      89,898(3)                         *
       Donald F. McGuinness                               618,131(4)                       3.87%
       Thomas M. Reahard                                   27,000(5)                         *
       Hamid R. Shokrgozar                                129,625(6)                         *
       Thomas J. Toy                                       21,125(7)                         *
       Joseph G. Warren, Jr.**                              5,000                            *
       Edward A. White                                  1,491,866(8)                       9.33%
       Directors and executive officers as a
       group (7 persons)                                2,382,645(9)                      20.01%

*   Represents less than 1% of the class.

**  Resigned July 27, 1999.

(1) Unless otherwise noted the Corporation believes that all persons named in the table has sole voting and investment power with respect to all shares of the Corporation's Common Stock that are beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options or other such rights.

(2) Each owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) which are exercisable within 60 days have been exercised. None of the persons named in the table is a beneficial owner of the Corporation's $3.00 Preferred Stock.

(3) Includes options to purchase 38,898 shares of Common Stock originally granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.

(4) Includes options to purchase 615,836 shares of Common Stock originally granted under the under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.

(5) Includes options to purchase 24,000 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.

(6) Includes options to purchase 11,000 shares of Common Stock granted under the Corporation's 1986 Stock Option Plan and options to purchase 118,625 shares of Common Stock granted under the Corporation's 1994 Flexible Stock Plan.

(7) Includes options to purchase 21,125 shares of Common Stock granted under the Corporation's Non-Qualified Stock Option Plan for Non-Employee Directors.

(8) See Note 1 to the beneficial ownership table of persons owning in excess of 5% of the Corporation's Common Stock at page 3.

(9)  Includes options as indicated in notes 3-7, above.


                                  OTHER MATTERS

The Board of Directors does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment on such matters.

The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Meeting and the enclosed proxy will be borne by White Electronic Designs Corporation. In addition to the solicitation of proxies by use of the mails, the Corporation will utilize its stock transfer agent, American Stock Transfer and Trust Company, to assist in the solicitation at no additional cost beyond the annual retainer. The Corporation also may utilize the services of some of its officers and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally and by telephone and telegraph. The Corporation will request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies, and will reimburse such persons for their expenses in so doing.

A copy of the White Electronic Designs Corporation's Annual Report to Shareholders for the fiscal year ended October 2, 1999, accompanies this Proxy Statement. The Annual Report includes the Corporation's Annual Report on Form 10-K for such fiscal year, without exhibits, substantially as filed with the Securities and Exchange Commission. Copies of the omitted exhibit list are available to any shareholder free of charge. Copies of the omitted exhibits are available for a fee equal to the Corporation's reasonable expenses in furnishing such exhibits.

Shareholders desiring copies of either should address a written request to Mr. William J. Rodes, Secretary, White Electronic Designs Corporation, 3601 E. University Drive, Phoenix, Arizona 85034, and are asked to mark "1999 10-K Request" on the outside of the envelope containing the request.

                  SHAREHOLDER PROPOSAL FOR 2001 ANNUAL MEETING


Proposals of shareholders intended to be presented at the 2001 Annual Shareholders' Meeting pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, must be received at White Electronic Designs Corporation's offices at 3601 E. University Drive, Phoenix, Arizona 85034, prior to September 13, 2000, for inclusion, if appropriate, in the 2001 Proxy Statement and form of proxy. A shareholder proposal submitted other than pursuant to Rule 14a-8 will be timely for purposes of Rule 14a-4(c)(1) if submitted to the Corporation on or before November 27, 2000. If a proposal is not timely submitted pursuant to Rule 14a-4(c)(1), the proxies named in the Corporation's proxy statement for the 2001 Annual Meeting will have discretionary authority to vote with respect to any such proposal subsequently raised at that meeting.

                                      By order of the Board of Directors,



                                             /s/ WILLIAM J. RODES
                                                 Secretary

January 11, 2000

                      WHITE ELECTRONIC DESIGNS CORPORATION
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 11, 2000



The undersigned hereby names, constitutes and appoints HAMID R. SHOKRGOZAR AND WILLIAM J. RODES, as proxies of the undersigned, with full power of substitution, to vote all shares of both Common Stock of White Electronic Designs Corporation (the "Company") and $3.00 Preferred Stock of the Company held by the undersigned as of the close of business on December 29, 1999, at the Annual Meeting of Shareholders to be held at the Company's office at 3601
E. University Drive, Phoenix, Arizona 85034, on February 11, 2000, at 11:00 a.m. Standard Time, and at any adjournments thereof, on the matters set forth on the reverse side more fully described in the accompanying Proxy Statement, hereby revoking any proxy or proxies heretofore given.



                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                      WHITE ELECTRONIC DESIGNS CORPORATION

                               FEBRUARY 11, 2000




                                 [ARROW] Please Detach and Mail in the Envelope Provided [ARROW]

         Please mark your
A / X /  votes as in this
         example.

  The Board of Directors recommends a vote FOR the following proposals and ALL SHARES REPRESENTED BY THIS PROXY WILL BE SO VOTED
  UNLESS OTHERWISE INDICATED.

              FOR all nominees listed    WITHHOLD AUTHORITY
                 at right (except as   to vote for all nominees                                               FOR  AGAINST  ABSTAIN
               marked to the contrary)   listed to the right
1. Election                                            Nominees:              2. Ratification of
   of                /   /                     /   /     Hamid R. Shokrgozar     appointment of               /   /  /   /   /   /
   Directors                                             Donald F. McGuinness    PricewaterhouseCoopers LLP
                                                         Edward A. White         as independent auditors.
INSTRUCTION: To withhold authority to vote for any       Thomas M. Reahard
individual nominee, write that nominee's name on the     Norman T. Hall       IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING,
space provided:                                          Thomas J. Toy        THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST
                                                                              JUDGMENT. AT PRESENT TIME, THE BOARD OF DIRECTORS
----------------------------------------------------                          KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
                                                                              ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY
                                                                              AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE
                                                                              ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEES
                                                                              ARE UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE
                                                                              AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL
                                                                              MEETING.

                                                                              The undersigned acknowledges receipt from the Company
                                                                              prior to the execution of this proxy of the Notice of
                                                                              Annual Meeting of Shareholders, a Proxy Statement and
                                                                              the 1999 Annual Report to Shareholders.



Signature                                           Signature                                                 Dated:          , 2000
         -------------------------------------------         -------------------------------------------------      ----------
                                                                        IF HELD JOINTLY

NOTE: Shareholders should sign only as name(s) appear(s) above. Joint owners should each sign personally. Trustees and other fiduciaries should indicate their capacity, and where more than one name appears, a majority must sign. An officer signing for a corporation should state their title.